SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



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                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of Earliest Event Reported): December 5, 1996



                               RT INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)



            DELAWARE                   0-20436                   65-0309477
(State or other jurisdiction         (Commission              (I.R.S. Employer
        of incorporation)            File Number)            Identification No.)



              1875 East Lake Mary Boulevard, Sanford, Florida 32773
               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (407) 322-8000



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           Former name or former address, if changed since last report




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Item 9. Sales of Equity Securities Pursuant to Regulation S.

     1. On December 5, 1996, RT Industries, Inc. (the "Company") entered into a Offshore Securities Subscription Agreement (the "Agreement"), whereby the Company executed a 10% Cumulative Convertible Debenture (the "Debenture"), in the amount of Seven Hundred Fifty Thousand U.S. Dollars ($750,000), in reliance upon the exemption from registration afforded by Regulation S ("Reg S") as promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act").

     The Debenture is due on December 5, 1997 (the "Maturity Date") but may be converted into shares of the Common Stock, par value $.001 per share, of the Company (the "Shares") any time sixty (60) days after the date of issuance of the Debenture, as more particularly set forth in paragraph 5 hereof. The Debenture entitles the holder to interest (payable in cash or as Shares) on the unpaid principal amount at the rate of 10% per year, payable on a pro-rata basis at the earlier of the date the Debenture is converted or redeemed or the Maturity Date.

     There are set forth in the Agreement and/or the Purchaser Representation Letter and Notice annexed thereto various investment representations by the subscriber, including, without limitation, that such subscriber (a) is not a "U.S. Person" as such term is defined in Reg S, (b) is outside of the United States at the time the purchase order for the Debenture originated, at the time the Agreement was signed and delivered by the subscriber and at the time such subscriber executed the Notice; (c) is not purchasing or converting the Debenture on behalf of a "U.S. Person" and (d) the transactions contemplated by the Agreement are not part of a plan or scheme by such subscriber to evade the registration provisions of the Act.

     2. Meridian Equities, Inc. acted as the placement agent in connection with the offering of the Debenture pursuant to Reg S.

     3. As represented and warranted to the Company in the Agreement, the class to whom the securities were sold was an "accredited investor" as that term is defined in Regulation D promulgated under the Act.

     4. The exemption from registration claimed by the Company in connection with the issuance of the Debenture is pursuant to Reg S.

     5. The holder of the Debenture has the right, at its sole option any time sixty (60) days after the date of issuance but not later than the Maturity Date, to convert the Debenture, whether whole or in part, into Shares at a

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conversion price of the lesser of seventy-five percent (75%) of: (i) the average closing bid price of the Shares of Common Stock of the Company as quoted on NASDAQ for the five (5) trading days preceding the date on which notice of conversion is effective, or (ii) one hundred ten percent (110%) of the average closing bid price of the shares of Common Stock of the Company as quoted on NASDAQ for the five (5) trading days preceding the date on which the funds necessary to purchase the Debenture were received by the Company.



                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             RT INDUSTRIES, INC.



                                             By:/s/ John K. Kenney
                                                -----------------------------
                                                John K. Kenney, President

Date:  December 20, 1996

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